July 18, 1997

          To Our Shareholders:

               For the first time in seven quarters, Rand Capital posted an increase in net assets. This resulted from a decrease in expenses, an increase in operating income and appreciation of our portfolio investments. We are working to ensure that this is the first of many increases. The management of Rand Capital would like to acknowledge the help of its Board of Directors and the patience of the shareholders. It has been a long time.

               During the second quarter, we finished the recapitalization of ARIA Wireless Systems, Inc., and are pleased that it emerged from Chapter 11 on May 23, 1997. Rand participated in the transaction by purchasing 438,000 shares of common stock representing approximately 8% of the company. ARIA anticipates that its shares will traded on the OTC market within the third quarter. We believe that the combination of new management, a new business model and a new operating strategy will allow ARIA to maximize its market potential. Concurrently, we will evaluate our ownership in Bydatel Corporation. Bydatel anticipates receiving shares in ARIA to satisfy its claim as a creditor. This may lead to Rand recognizing a positive value for its equity position in Bydatel.

               During the first quarter, we invested $100,000 in 3-D Ventures, LLC which provided the production and marketing of 3-D special television events in Venezuela. We are pleased to announce that the venture was successful and Rand received $150,000 in July. Our partners in the venture are based in Buffalo and have a track record and expertise throughout the world. Also, we assisted ARS, Inc. in raising $12,000,000 in growth capital. In July, Rand received $1,257,820 for its original investment of $500,000. We reinvested $1,000,000 into Subordinated Debt with a 12% coupon and warrants. The company used the capital to repurchase outstanding debt and equity.

               In June, we re-negotiated the terms of our mortgage with John Giardino. The new note calls for accelerated principal payments and annual interest rate increases with a final maturity date in 2002. Unfortunately, one of our directors, Frederick Winter, is relocating to the University of Pittsburgh to serve as the Dean of the School of Management. Our loss is their gain. We will miss Rick's valued advice and commitment to Rand Capital and thank him for his contributions.

               We are highly liquid with approximately $3.7 million (or 64 cents per share) in current assets. We continue to pursue opportunities that are consistent with our investment strategy. Thank you for your continued support of Rand Capital. We welcome any questions or comments.

          Regards,

          s/Allen F. Grum               s/Nora B. Sullivan
          ________________________      ________________________________
          Allen F. Grum, President      Nora B. Sullivan, Executive Vice
                                                          President

                           STATEMENTS OF FINANCIAL POSITION
                         June 30, 1997 and December 31, 1996

                                           Unaudited           December 31,
   Assets                                  June 30, 1997          1996
   ______                                  _____________       ____________

   Investments at Directors' valuation     $ 4,675,878         $ 4,075,174
   (cost: at 6/30/97 - $4,063,020;
    at 12/31/96 - $3,737,286

   Cash and cash equivalents                 3,293,126           1,605,501

   Interest receivable (net of allowance
   of $64,042 at 6/30/97 and $0 at 12/31/96)    36,495             100,411

   Deferred tax asset                          548,742             751,106

   Other assets                                203,785              77,004
                                             _________           _________
        Total Assets                       $ 8,758,026         $ 6,609,196

   Liabilities and Stockholder's
   Equity (Net Assets)

   Liabilities:
   Accounts payable and accrued expenses   $    121,494        $    150,660

   Income taxes payable                           5,800                  0
                                            ___________          __________
        Total Liabilities                       127,294             150,660
                                            ___________          __________

   Stockholders's Equity (Net Assets):

   Common stock, $.10 par - shares              570,804             422,548
   authorized 10,000,000
   issued and outstanding 5,708,034
   at June 30, 1997 and 4,225,477
   at December 31, 1996.

   Capital in excess of par value             6,907,517           4,810,369

   Undistributed net investment (loss)       (1,656,700)         (1,210,521)

   Undistributed realized gain on             2,571,029           2,258,384
   investments

   Net unrealized appreciation of               238,082             177,756
   investments                                _________           _________

        Net Assets (per share 6/30/97
        $1.51; 12/31/96 - $1.53)              8,630,732           6,458,536
                                              _________           _________
        Total Liabilities and
        Stockholder's Equity               $  8,758,026        $  6,609,196
                                            ===========         ===========

                               STATEMENTS OF OPERATIONS
           Six months ended June 30, 1997 and year ended December 31, 1996

                                                Unaudited      Unaudited
                                                June 30, 1997  December 31, 1996
   Investment income:
        Interest from portfolio companies       $    84,284    $    122,255
        Interest from other investments              69,038          38,730
        Other income                                 11,405          12,921
                                                 __________     ___________
                                                    164,727         173,906
                                                 __________     ___________

   Expenses:
        Salaries                                    164,477         273,258
        Employee benefits                            18,781          32,188
        Directors' fees                              23,398          33,830
        Legal fees                                   19,122         106,003
        Professional fees                            11,053          33,464
        Stockholder and office                       41,897          76,122
        Insurance                                    47,190          94,263
        Corporate development                        37,395          79,557
        Other operating                              28,440          40,742
                                                 __________     ___________
                                                    391,753         769,427
                                                 __________     ___________

   Investment (loss) before income taxes           (227,026)       (595,521)
        Income taxes provision                        8,900          13,000
        Deferred income tax provision (benefit)      94,827        (210,736)
                                                 __________     ___________
   Investment (loss) - net                         (330,753)       (397,785)
                                                 __________     ___________

   Realized and unrealized gain (loss)
   on investments:
        Net gain (loss) on sales and dispostions     312,499        (462,964)
                                                 ___________     ___________

        Net realized gain (loss) on investments      312,499        (462,964)
        Deferred income tax provision                115,764         145,952
                                                 ___________     ___________
   Net realized gain (loss)                          196,735        (608,916)
                                                 ___________     ___________

   Unrealized appreciation on investments:
        Beginning of period                          337,889       3,236,040
        End of period                                389,988         337,889
                                                 ___________    ____________
        Increase (decrease) in unrealized
        appreciation                                  52,099      (2,898,151)
        Deferred income tax provision (benefit)        8,226      (1,030,083)
                                                 ___________    ____________
   Net increase (decrease) in unrealized
   appreciation                                       60,325      (1,868,068)
                                                 ___________    ____________
   Net realized and unrealized gain (loss)
   on investments                                    257,060      (2,476,984)
                                                 ___________    ____________

   Net (decrease) in net assets from operations $    (73,693)  $  (2,874,769)
                                                 ===========    ============

                                     PORTFOLIO VALUATION / JUNE 30, 1997

                                                                        June 30, 1997       March 31, 1997

                                                                                   Per
                                                                                 share                  Per
    Date                                                                            of                share
    Acquired  Company and Business    Type of Investment     Cost       Value     Rand       Value  of Rand

    6/23/95   American Tactile        Convertible         150,000     150,000     0.03     150,000     0.03
              Corporation, Medina,    debentures at 8%,
              NY. Develops equipment  due June 2000 and
              and systems to produce  April 2001 with
              ADA signs for the       detachable
              visually impaired       warrants

    5/23/97   ARIA Wireless Systems,  Common stock -      438,000     438,000     0.08           0     0.00
              Inc.* Orchard Park,     438,000 shares
              NY.  Markets radio
              transmission
              communication
              equipment

    8/29/91   ARS, Inc.               Common stock - 25   125,000     507,820     0.09     507,820     0.09
              Cheektowaga, NY.        shares
              Assembles and           Subordinated        375,000     750,000     0.13     750,000     0.13
              distributes             convertible
              replacement automotive  debentures at 14
              products                2/3%, due August
                                      2000

    8/29/91   BioVector, Inc.         Common stock -       50,000      50,000     0.00           0     0.00
              Orchard Park, NY.       50,000 shares
              Medical technological   Convertible         360,000     360,000     0.06           0     0.00
              sales                   promissory note at
                                      8%, due April
                                      2002.  Option to
                                      purchase 100,000
                                      common shares

    10/16/95  Commercial Maintenance  Common stock -      100,000     100,000     0.02     100,000     0.02
              Organization, Inc.      163,526
              Coral Springs, FL.
              Maintenance service
              network for retailers,
              restaurants, vendors

    6/29/95   Compek Research,        Common stock -      693,998     375,556     0.06     283,021     0.05
              Inc..*                  49,221 shares**
    9/13/94   Buffalo, NY. Develops   Term loan at price   82,143      82,143     0.01      92,410     0.02
              electronic systems for  less 1%, due June
              military and non-       1999
              military applications

    3/31/94   Coral Systems, Inc.     Series A            200,000     422,222     0.07     422,222     0.07
              Longmont, CO.           convertible
              Develops fraud          preferred stock
              prevention software     99,999 shares        18,271      18,271     0.00      18,271     0.00
              for the wireless        Common stock -
              industry                11,938 shares

    3/18/96   HealthWay Products      Promissory note at  100,000     100,000     0.02     100,000     0.02
              Company, Inc.           15%, 4,667
              Syracuse, NY.           warrants for
              Manufactures air        Series A preferred
              filters and climate     stock
              control devices

    2/26/88   J. Giardino             First mortgage at   211,545     211,545     0.04     214,553     0.04
              Buffalo, NY. Owns and   10%
              leases commercial
              property

    10/4/95   Reflection Technology,  Series J            500,000     500,000     0.09     500,000     0.09
              Inc.                    convertible
              Waltham, MA Develops    preferred stock -
              and Licenses            443,784
              proprietary virtual
              display technology

    12/11/92  Ultra-Scan Corporation  Common stock -      276,986     276,986     0.05     276,986     0.05
              Buffalo, NY.            47,583 shares
              Ultrasonic fingerprint  Term loan at 6%,     50,000      50,000     0.01      50,000     0.01
              scanning technology     due September 1997
              Other investments       Other               491,045     283,335     0.05     336,269     0.05
                                                                      _______     ____     _______     ____

                                      Total portfolio              $4,675,878     0.81  $3,801,552     0.67
                                      investments
                                      Cash and cash                 3,293,126     0.58   4,110,391     0.72
                                      equivalents

                                      Net receivables                 118,786     0.02     159,309     0.02
                                      (payables)                      _______              _______

                                      Net assets before            $8,087,790     1.41  $8,071,252     1.41
                                      taxes
                                      Tax provision                 (542,942)   (0.10)   (559,071)   (0.10)
                                      (benefit)                     _________            _________

                                      Net assets                   $8,630,732           $8,630,323
                                                                    =========            =========

                                      Net assets value                           $1.51                $1.51
                                      per share
                                      (5,708,034 shares
                                      at June 30, 1997
                                      and March 31,
                                      1997)

          * Publicly owned company         ** Unrestricted securities

          RAND CAPITAL CORPORATION
          Board of Directors
               Reginald B. Newman II    Chairman of the Board
          g    Thomas R. Beecher, Jr.
               Allen F. Grum
          a, c Luiz F. Kahl
          c, g Ross B. Kenzie
          a    Willis S. McLeese
          c, g Jayne K. Rand
          a - Member of audit committee
          c - Member of compensation committee
          g - Member of governance committee
          Officers
          Allen F. Grum  President, Chief Executive Officer
          Nora B. Sullivan    Executive Vice President
          Robin K. Penberthy  Chief Financial Officer
          Corporate Data
          Stock Listing  Over the Counter - NASDAQ symbol RAND
          Transfer Agent and Registrar  Continental Stock Transfer & Trust
          Company
          General Counsel     Hodgson, Russ, Andrews, Woods & Goodyear, LLP
          Independent Accountants  Deloitte & Touche LLP

          We appreciate the support of our current shareholders and welcome your comments.
          Tel: 716-853-0802
          Fax: 716-854-8480
          Email: pgrum@randcap.com
                 nsullivan@randcap.com